Exhibit 21.1

Subsidiaries of the Registrant: Alpine Income Property Trust, Inc.

	Organized Under Laws of	Percentage of Voting Securities Owned by Immediate Parent
Alpine Income Property GP, LLC	Delaware	100.0	(1)
Alpine Income Property OP, LP	Delaware		(2)
CTLC18 Lynn MA LLC	Delaware	100.0	(3)
CTO16 Reno LLC	Delaware	100.0	(3)
CTO17 Brandon FL LLC	Delaware	100.0	(3)
CTO17 Hillsboro OR LLC	Delaware	100.0	(3)
CTO19 Albany GA LLC	Delaware	100.0	(3)
CTO19 Birmingham LLC	Delaware	100.0	(3)
CTO19 Troy WI LLC	Delaware	100.0	(3)
Indigo Henry LLC	Florida	100.0	(3)
PINE MEX OH LLC	Delaware	100.0	(3)
PINE MEX OH 2 LLC	Delaware	100.0	(3)
PINE19 Alpharetta GA LLC	Delaware	100.0	(3)
PINE19 Georgetown TX LLC	Delaware	100.0	(3)
PINE19 Slaughter Austin TX LLC	Delaware	100.0	(3)
PINE20 Barker LLC	Delaware	100.0	(3)
PINE20 Bingham LLC	Delaware	100.0	(3)
PINE20 Blanding LLC	Delaware	100.0	(3)
PINE20 Chazy LLC	Delaware	100.0	(3)
PINE20 Cut & Shoot LLC	Delaware	100.0	(3)
PINE20 Del Rio LLC	Delaware	100.0	(3)
PINE20 Hammond LLC	Delaware	100.0	(3)
PINE20 Harrisville LLC	Delaware	100.0	(3)
PINE20 Heuvelton LLC	Delaware	100.0	(3)
PINE20 Howell MI LLC	Delaware	100.0	(3)
PINE20 Hurst TX LLC	Delaware	100.0	(3)
PINE20 Kermit LLC	Delaware	100.0	(3)
PINE20 Limestone LLC	Delaware	100.0	(3)
PINE20 Milford LLC	Delaware	100.0	(3)
PINE20 Newtonsville LLC	Delaware	100.0	(3)
PINE20 Odessa LLC	Delaware	100.0	(3)
PINE20 Salem LLC	Delaware	100.0	(3)
PINE20 Seguin LLC	Delaware	100.0	(3)
PINE20 Severn LLC	Delaware	100.0	(3)
PINE20 Somerville LLC	Delaware	100.0	(3)
PINE20 Tacoma LLC	Delaware	100.0	(3)
PINE20 Tyn LLC	Delaware	100.0	(3)
PINE20 Willis LLC	Delaware	100.0	(3)
PINE20 Winthrop LLC	Delaware	100.0	(3)
PINE21 Acquisitions LLC	Delaware	100.0	(3)
PINE21 Acquisitions II LLC	Delaware	100.0	(3)
PINE21 Acquisitions III LLC	Delaware	100.0	(3)
PINE21 Acquisitions IX LLC	Delaware	100.0	(3)
PINE21 Acquisitions V LLC	Delaware	100.0	(3)
PINE21 Acquisitions VI LLC	Delaware	100.0	(3)
PINE21 Acquisitions VII LLC	Delaware	100.0	(3)
PINE21 Acquisitions VIII LLC	Delaware	100.0	(3)
PINE21 Acquisitions X LLC	Delaware	100.0	(3)
PINE21 Houston East LLC	Delaware	100.0	(3)
PINE21 Houston West LLC	Delaware	100.0	(3)
PINE22 ACQ 3 LLC	Delaware	100.0	(3)
PINE22 Caesar LLC	Delaware	100.0	(3)
PINE23 IN Lender LLC	Delaware	100.0	(3)
PINE22 Malden MO LLC	Delaware	100.0	(3)
PINE22 Maple LLC	Delaware	100.0	(3)
PINE22 Wash Mo LLC	Delaware	100.0	(3)
PINE23 MM LLC	Delaware	100.0	(3)
PINE23 TN Lender LLC	Delaware	100.0	(3)
PINE24 Concord LLC	Delaware	100.0	(3)
PINE24 Coolray LLC fka PINE20 Sun WI LLC	Delaware	100.0	(3)
PINE24 Downer's Grove LLC	Delaware	100.0	(3)
PINE24 Knoxville LLC	Delaware	100.0	(3)

PINE24 Mt Carmel OH LLC	Delaware	100.0	(3)
PINE24 Oceanside BH LLC	Delaware	100.0	(3)
PINE24 Oceanside MV LLC	Delaware	100.0	(3)
PINE24 Oceanside SB LLC	Delaware	100.0	(3)
PINE24 Short Pump LLC	Delaware	100.0	(3)
PINE25 Canton LLC	Delaware	100.0	(3)
PINE25 CR Austin LLC	Delaware	100.0	(3)
PINE25 Cornerstone LLC	Delaware	100.0	(3)
PINE25 El Paso LLC	Delaware	100.0	(3)
PINE25 Freemont LLC	Delaware	100.0	(3)
PINE25 Longcliff LLC fka PINE20 Arden NC LLC	Delaware	100.0	(3)
PINE25 MM LLC	Delaware	100.0	(3)
PINE25 MM 2 LLC fka PINE21 Sports LLC	Delaware	100.0	(3)
PINE25 Orange Park LLC	Delaware	100.0	(3)
PINE25 Ormond Beach LLC	Delaware	100.0	(3)
PINE25 Palm Pike LLC	Delaware	100.0	(3)
PINE25 Parham LLC fka CTO19 Winston Salem NC LLC	Delaware	100.0	(3)
PINE25 Reno LLC	Delaware	100.0	(3)
PINE25 Rivana LLC	Delaware	100.0	(3)
PINE25 Riverpoint LLC fka PINE24 Clear Creek LLC	Delaware	100.0	(3)
PINE25 Stockton LLC	Delaware	100.0	(3)
PINE25 Stonedale fka PINE21 Acquisitions IV LLC	Delaware	100.0	(3)
PINE25 Stone Mountain LLC fka PINE20 Highland KY LLC	Delaware	100.0	(3)
PINE25 Tupelo LLC	Delaware	100.0	(3)
PINE25 Westminster LLC	Delaware	100.0	(3)
PINE25 Willowbrook LLC fka PINE25 Feasterville LLC	Delaware	100.0	(3)
9603 Westheimer Road, LLC	Delaware	100.0	(3)

(1)    Alpine Income Property Trust, Inc. (the “Company”) is the sole member of Alpine Income Property GP, LLC (the “General Partner”).

(2)    The General Partner is the sole general partner of Alpine Income Property OP, LP (the “Operating Partnership”). The Company owns an approximate 92.4% common ownership interest in the Operating Partnership, with CTO Realty Growth, Inc. holding, directly and indirectly, an approximate 7.6% common ownership interest in the Operating Partnership.

(3)    The Operating Partnership is the sole member.

All subsidiaries are included in the Consolidated and Combined Financial Statements of the Company and its subsidiaries appearing elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.